HERITAGE CASH TRUST

                                  MAY 31, 2001

                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                              DATED JANUARY 2, 2001


         The following paragraph replaces the paragraph on page 5 under the "Industry Classifications" section of the Statement of Additional Information:

                  For purposes of determining industry classifications, the
         Money  Market  Fund  will  rely  primarily  upon   classifications
         published by Bloomberg L.P. If Bloomberg L.P. does not have an industry classification for a particular security or the industry designated no longer appears reasonable, Heritage may designate an appropriate Bloomberg L.P. industry classification. In addition, in the event that any Bloomberg L.P. classifications are determined by Heritage to be so broad that the primary economic characteristics of issuers within a single class are materially different, the Money Market Fund will classify issuers within that class according to the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION.